EXHIBIT 10.11


Summary of Guaranty Contract of Maximum Amount by and among Longgang Division, Shenzhen Branch, Agricultural Bank of China, Development and Construction (Group) Company Limited by Shares ("Changchun Co") of Changchun Economic & Technology Development District, Jilin Provincial Huaruan Technology Company Limited by Shares ("Huaruan Company") and Xiangqian Li dated as of April 5, 2004.

         Changchun Co, Huaruan Company and Mr. Li signed a guaranty on April 5, 2004 in relation to the Comprehensive Credit Facilities Agreement (the "Agreement") as summarized in Exhibit 10.10. As guarantor, Changchun Co, Huaruan Company and Mr. Li undertake to assume joint and several responsibilities for the obligation of Shenzhen BAK Battery Co., Ltd. under the Agreement, subject to the maximum security amounts of RMB 100,000,000 Yuan, RMB 100,000,000 Yuan and RMB 200,000,000 Yuan, respectively. The guaranty has a term of two (2) years, commencing from the maturity of the obligations of Shenzhen BAK Battery Co., Ltd. under the Agreement.